UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 1, 2006


                          Pro Tech Communications, Inc.
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             (Exact name of Registrant as specified in its charter)



            Florida                  000-28602                59-3281593
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)          Identification No.)



4492 Okeechobee Road, Fort Pierce, Florida                            34947
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number including area code:                (772) 464-5100
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(Former name or former address if changed since last report)            N/A
                                                                 ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

     Effective September 1, 2006, Mary Christian-Hein resigned as Senior Vice President, Chief Financial Officer and Treasurer of Pro Tech Communications, Inc. Ms. Christian-Hein will continue to provide financial support services to Pro Tech in addition to an expansion of her financial reporting responsibilities in support of NCT Group, Inc., Pro Tech's ultimate parent company.

     On the  same  date,  Pro  Tech  appointed  Cy E.  Hammond  as  Senior  Vice
President, Chief Financial Officer and Treasurer. Mr. Hammond, age 52, is currently a member of the Board of Directors of Pro Tech. He has also served as Senior Vice President, Chief Financial Officer and Treasurer of NCT, since 1996. He previously served as a Vice President of NCT from February 1994 to January 1996 and as Controller from January 1990 to January 1994. Prior to joining NCT, Mr. Hammond served as Treasurer and Director of Finance for Alcolac, Inc., a multinational specialty chemical producer, and in several senior finance positions at the Research Division of W.R. Grace & Co., including management of the division's worldwide financial operations.

     Also on September 1, 2006, Pro Tech appointed Irene Lebovics, its Chairman of the Board, to the additional position of Chief Executive Officer.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  PRO TECH COMMUNICATIONS, INC.



                                                  By:  /s/ Cy E. Hammond
                                                       -------------------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:    September 7, 2006


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